UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 5, 2012

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road Devens, Massachusetts	01434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 5, 2012 (the “Effective Date”), American Superconductor Corporation (the “Company”) and Hercules Technology Growth Capital, Inc. (the “Lender”) entered into a Loan and Security Agreement (the “Agreement”), providing the Company with a term loan in an aggregate principal amount of $10,000,000, which was fully drawn on the Effective Date (the “Term Loan”). The Term Loan is to be used for general corporate purposes.

The principal balance of the Term Loan bears interest at a floating per annum rate equal to 11% plus the percentage, if any, by which the prime rate exceeds 3.75%. The Company will make interest-only payments on the Term Loan beginning July 1, 2012 and continuing through November 1, 2012, after which the Company will repay the aggregate principal outstanding balance of the Term Loan in 26 equal monthly installments of principal, plus accrued interest at the applicable rate. The Term Loan matures on December 1, 2014.

Amounts outstanding under the Agreement are secured by substantially all of the Company’s existing and future assets (excluding certain customary items, but including the Company’s intellectual property). In order to further secure all of the Company’s obligations to Lender under the Agreement, the Company’s wholly-owned subsidiary, ASC Devens LLC (“ASC”), will also be entering into a mortgage with respect to the property it has rights to located at 64 Jackson Road, Devens, Massachusetts 01434-4020. The Agreement requires the Company to maintain a balance of unrestricted cash or cash equivalents equal to the principal amount of the Term Loan outstanding at such time in accounts that are subject to a control agreement with Lender.

The Agreement also contains covenants that restrict the Company’s ability to, among other things, incur or assume certain debt, merge or consolidate, materially change the nature of its business, make certain investments, acquire or dispose of certain assets, make guaranties or grant liens on its assets, make certain loans, advances or investments, declare dividends or make distributions or enter into transactions with affiliates. The events of default under the Agreement include, but are not limited to, failure to pay amounts due, breaches of covenants, bankruptcy events, cross defaults under other material indebtedness and the occurrence of a material adverse effect and/or change in control. In the case of a continuing event of default, the Lender may, among other remedies, declare due all unpaid principal amounts outstanding and any accrued but unpaid interest and foreclose on all collateral granted to the Lender as security under the Agreement. Two of the Company’s subsidiaries, ASC and Superconductivity, Inc., signed joinder agreements to the Agreement, whereby they agreed to be bound by certain terms and conditions as borrowers under the Agreement.

In connection with the Agreement, the Company issued a warrant (the “Warrant”) to the Lender to purchase 139,276 shares of the Company’s common stock with an exercise price of $3.59 per share, subject to price-based anti-dilution and other adjustments as set forth in the Warrant. The Warrant is immediately exercisable and expires on December 5, 2017. The Company issued the Warrant in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

Item 2.02. Results of Operations and Financial Condition.

On June 6, 2012, the Company announced its financial results for the fourth quarter and fiscal year ended March 31, 2012 (“fiscal 2011”). The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 in connection with the Agreement is incorporated in this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 in connection with the Warrant is incorporated in this Item 3.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2012, the Compensation Committee of the Company (or, in the case of the Chief Executive Officer, the Board of Directors), based on the established goals under the Company’s executive incentive plan for fiscal 2011, approved the award of cash bonuses for Daniel P. McGahn, David A. Henry, Timothy D. Poor and Susan J. DiCecco (the “Executive Officers”) as set forth in the table below under the heading “Non-Equity Incentive Plan Compensation.” Other compensation for fiscal 2011 was previously reported by the Company in the Summary Compensation Table beginning on page 14 of the Company’s Form S-1 filed with the Securities and Exchange Commission on April 13, 2012 (the “Form S-1”). As of the filing of the Form S-1, the fiscal 2011 cash bonuses for the Executive Officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Form S-1. The total fiscal 2011 compensation for each Executive Officer reported in the Summary Compensation Table on page 14 of the Form S-1 has been recalculated to include the fiscal 2011 bonuses as follows:

Summary Compensation Table

The following table contains information with respect to the compensation for fiscal 2011 of our principal executive officer, our former principal executive officer, our principal financial officer, our other remaining two executive officers who were serving as executive officers on March 31, 2012 and two additional individuals who served as executive officers during part of fiscal 2011 for whom disclosure is required pursuant to SEC rules.

Name and Principal Position	Fiscal Year(1)	Salary	Bonus		Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Daniel P. McGahn	2011	$457,039	$100,000	(6)	$615,000	$563,706	$590,208	$9,234	$2,335,187
President and Chief	2010	$330,000	—		—	—	$4,976	$9,304	$344,280
Executive Officer	2009	$281,288	—		$1,118,990	$2,545,559	$161,520	$8,955	$4,116,312

Gregory J. Yurek	2011	$99,231	—		—	—	$0	$832,002	$931,233
Former Chairman and Chief	2010	$600,000	—		$614,040	$657,713	—	$14,106	$1,885,859
Executive Officer(5)	2009	$600,000	—		$303,480	$768,070	$561,600	$9,704	$2,242,854

David A. Henry	2011	$306,288	—		$116,500	$130,616	$190,332	$7,552	$751,288
Senior Vice President,	2010	$295,000	—		$263,160	$274,047	—	$7,039	$839,246
Chief Financial Officer and Treasurer	2009	$280,000	—		$128,979	$322,589	$208,992	$6,741	$947,301

Timothy D. Poor	2011	$287,077	—		$116,500	$139,946	$264,480	$9,203	$817,206
Executive Vice President,	2010	$240,000	—		$146,200	$146,158	$7,488	$8,933	$548,779
Sales, Business Development Wind Segment	2009	$220,000	—		$189,675	$460,842	$145,640	$8,277	$1,024,434

Susan J. DiCecco	2011	$241,558	—		$83,880	$93,297	$154,880	$8,908	$582,523
Senior Vice President,	2010	$225,000	—		$157,896	$164,428	$44,190	$8,149	$599,663
Corporate Administration	2009	$192,333	—		$250,600	$185,868	$99,521	$7,284	$735,606

Charles W. Stankiewicz	2011	$134,735	—		—	$202,435	$0	$274,934	$612,104
Former Executive Vice President,	2010	$321,000	—		$175,440	$182,698	—	$9,366	$688,504
Operations and Grid Segment(7)	2009	$312,000	—		$278,190	$322,589	$243,360	$11,308	$1,167,448

Angelo R. Santamaria	2011	$96,308	—		$0	$261,834	$0	$217,709	$575,851
Former Senior Vice President,	2010	$240,000	—		$146,200	$146,158	$20,268	$8,089	$560,715
Global Manufacturing(8)	2009	$228,000	—		$189,675	$460,842	$143,914	$8,021	$1,030,452

(1)	Refers to the fiscal years ended March 31, 2012 (fiscal 2011), March 31, 2011 (fiscal 2010) and March 31, 2010 (fiscal 2009).

(2)	The amounts shown reflect the grant date or incremental fair value of awards granted or modified during the applicable fiscal year computed under the Black-Scholes valuation model in accordance with FASB ASC Topic 718. The weighted average assumptions used in the Black-Scholes valuation model for stock options granted during the years ended March 31, 2012, 2011, and 2010 are as follows:

	For the years ended March 31,

	2012	2011	2010
Dividend yield	None	None	None
Expected volatility	70.0%	64.2%	68.9%
Risk-free interest rate	1.8%	2.2%	2.6%
Expected life (years)	5.9	5.8	5.6

(3)	The included amounts in this column reflect cash bonuses paid under our executive incentive plans for fiscal 2011, fiscal 2010 and fiscal 2009.
(4)	All Other Compensation is comprised of the following amounts:

Name	Fiscal Year	Life Insurance Premiums (1)	Defined Contributions for 401(k) Stock Match	Severance Payments		Other
Daniel P. McGahn	2011	$1,942	$7,292	$—		$—
	2010	1,954	7,350	—		—
	2009	1,958	6,997	—		—

Gregory J. Yurek (1)	2011	2,951	—	829,051	(2)	—
	2010	8,106	6,000	—		—
	2009	6,935	2,769	—		—

David A. Henry	2011	1,941	5,611	—		—
	2010	1,945	5,094	—		—
	2009	1,905	4,836	—		—

Timothy D. Poor	2011	1,747	7,456	—		—

Susan J. DiCecco	2011	1,707	7,201	—		—
	2010	1,683	6,466	—		—
	2009	1,545	5,735	—		—

Charles W. Stankiewicz	2011	809	5,473	266,652	(3)	2,000	(5)
	2010	1,954	7,412	—		—
	2009	1,958	9,350	—		—

Angelo R. Santamaria	2011	732	3,196	213,781	(4)	—

(1)	The life insurance premium amounts in the table above reflect premiums paid by us for life insurance for which the named executive is the named beneficiary. The amounts disclosed with respect to Dr. Yurek include $2,466 of premiums paid by us for a term life insurance policy for which his wife is the beneficiary.
(2)	Represents the aggregate severance payments and benefits received by Dr. Yurek in the fiscal 2011, consisting of $818,001 in cash, and $11,050 in continued health care benefits.
(3)	Represents the aggregate severance payments and benefits received by Mr. Stankiewicz in the fiscal 2011, consisting of $257,564 in cash, and $9,088 in continued health care benefits.
(4)	Represents the aggregate severance payments and benefits received by Mr. Santamaria in the fiscal 2011, consisting of $201,154 in cash and $5,277 in continued health care benefits and $7,350 in outplacement services.
(5)	Represents payments made to Mr. Stankiewicz for serving as a member of the board of directors of one of our Company’s minority investments subsequent to August 23, 2011.
(5)	Dr. Yurek resigned his employment with the Company effective June 1, 2011.
(6)	Represents a cash promotion bonus received by Mr. McGahn in connection with Mr. McGahn’s promotion to chief executive officer, effective June 1, 2011.
(7)	Mr. Stankiewicz mutually agreed to end his employment with the Company, effective August 23, 2011.
(8)	Mr. Santamaria mutually agreed to end his employment with the Company, effective August 12, 2011.

Item 9.01. Financial Statements and Exhibits

d) Exhibits:

Exhibit No.	Description

10.1	Loan and Security Agreement, by and between American Superconductor Corporation and Hercules Technology Growth Capital, Inc., dated as of June 5, 2012.

10.2	Warrant Agreement, dated as of June 5, 2012, between American Superconductor Corporation and Hercules Technology Growth Capital, Inc.

99.1	Press release issued by AMSC on June 6, 2012 (deemed “furnished,” not “filed”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: June 6, 2012	By:	/s/ David A. Henry
David A. Henry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement, by and between American Superconductor Corporation and Hercules Technology Growth Capital, Inc., dated as of June 5, 2012.

10.2	Warrant Agreement, dated as of June 5, 2012, between American Superconductor Corporation and Hercules Technology Growth Capital, Inc.

99.1	Press release issued by AMSC on June 6, 2012 (deemed “furnished,” not “filed”).

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